UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant under Rule 14a-12

ARRAY BIOPHARMA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ARRAY BIOPHARMA INC.

ARRAY BIOPHARMA INC.

3200 WALNUT STREET

BOULDER, CO 80301

Meeting Information

Meeting Type:	Annual Meeting of Stockholders
For holders as of:	September 4, 2009
Date:	October 29, 2009	Time: 1:00 PM MDT
Location:	Offices of Array BioPharma Inc.
1825 33rd Street
Boulder, CO 80301
Meeting Directions:	Please call 303-386-1332

You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy at no charge (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M17129-P84268

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT WITH SHAREHOLDER LETTER                NOTICE AND PROXY STATEMENT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*         If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2009 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions to transmit your voting instructions up until 11:59 PM EasternTime the day before the meeting date.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card that you must complete, sign and return in the envelope provided.

M17130-P84268

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Re-election of three directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified.

Nominees:

	01)	Francis J. Bullock, Ph.D.
	02)	Kevin Koch, Ph.D.
	03)	Douglas E. Williams, Ph.D.

The Board of Directors recommends you vote FOR the following proposals:

2.

Approval of an amendment to the Array BioPharma Inc. Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 2,850,000 shares.

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M17131-P84268

M17132-P84268